                                                                    Exhibit 99.2


                               SVPC PARTNERS, LLC

                              FINANCIAL STATEMENTS

                    PERIOD FROM JANUARY 12, 2001 (INCEPTION)
                              TO DECEMBER 31, 2001

                        WITH INDEPENDENT AUDITORS' REPORT



                                    CONTENTS

                                                                           Page

Independent Auditors' Report                                                 1

Financial Statements:
  Balance Sheet                                                              2
  Statement of Operations                                                    3
  Statement of Members' Equity                                               4
  Statement of Cash Flows                                                   5-6
  Notes to Financial Statements                                            7-16

                   [LETTERHEAD OF STONEFIELD JOSEPHSON, INC.]


                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------


Board of Directors
SVPC Partners, LLC
Santa Clara, California


We have audited the accompanying balance sheet of SVPC Partners, LLC as of December 31, 2001, and the related statements of operations, stockholders' equity, and cash flows for the period from January 12, 2001 (inception) to December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SVPC Partners, LLC as of December 31, 2001, and the results of its operations and its cash flows for the period from January 12, 2001 (Inception) to December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the accompanying financial statements, the Company's significant working deficit raises substantial doubt about its ability to continue as a going concern. Management plans to continue its operations are disclosed in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Stonefield Josephson, Inc.

CERTIFIED PUBLIC ACCOUNTANTS

Irvine, California
June 7, 2002 (except for Note 7, which is as of
July 16, 2002 and Note 13, which is as of August 5, 2002)

                               SVPC PARTNERS, LLC

                        BALANCE SHEET - DECEMBER 31, 2001

                                     ASSETS

 Current assets:
    Cash and cash equivalents                                                                $    28,247
    Factor receivable, net of allowance for
       doubtful account of $10,000                                                               648,543
    Accounts receivable, net of allowance
       for doubtful account of $10,000                                                           339,794
    Inventories                                                                                  378,490
    Other current assets                                                                          60,989
                                                                                             -----------

          Total current assets                                                                 1,456,063
 Property, plant and equipment, net of accumulated
  depreciation and amortization                                                                4,079,682
 Intangible assets, net of accumulated amortization                                               58,645
 Other assets                                                                                     23,777
                                                                                             -----------

                                                                                             $ 5,618,167
                                                                                             ===========

                        LIABILITIES AND MEMBERS' CAPITAL

 Current liabilities:
    Accounts payable and accrued expenses                                                        590,024
    Loans and notes payable, including $10,000 to
       related party                                                                           3,435,167
    Current portion of long-term debt                                                            116,914
    Current portion of capital lease obligations                                                 102,253
                                                                                             -----------

          Total current liabilities                                                            4,244,358

 Long-term debt, less current portion                                                            202,982
 Capital lease obligations, less current portion                                                 407,346

 Members' capital                                                                                763,481
                                                                                             -----------

                                                                                             $ 5,618,167
                                                                                             -----------

See accompanying independent auditors' report and notes to financial statements.

                               SVPC PARTNERS, LLC

                             STATEMENT OF OPERATIONS

                    PERIOD FROM JANUARY 12, 2001 (INCEPTION)
                              TO DECEMBER 31, 2001



 Revenues                                                                                   $ 3,715,252

 Cost of revenues                                                                             3,108,569
                                                                                            -----------

 Gross profit                                                                                   606,683
 Operating expenses:
    Sales and marketing                                                                         428,463
    General and administrative expenses                                                         584,750
                                                                                            -----------

 Loss from operations                                                                          (406,530)
                                                                                            -----------

Other income (expense):
    Interest expense                                                                           (149,779)
    Miscellaneous                                                                                10,510
                                                                                            -----------

          Total other income (expense)                                                         (139,269)
                                                                                            -----------

 Loss before provision for income taxes                                                        (545,799)
 Income taxes                                                                                         _
                                                                                            -----------

 Net loss                                                                                   $  (545,799)
                                                                                            ===========


See accompanying independent auditors' report and notes to financial statements.

                               SVPC PARTNERS, LLC

                          STATEMENT OF MEMBERS' EQUITY

                    PERIOD FROM JANUARY 12, 2001 (INCEPTION)
                              TO DECEMBER 31, 2001


                                                                                               Total
                                                       Contributed      Accumulated           members'
                                                         capital          deficit             equity
                                                         -------          -------             ------
 Balance at January 12, 2001                          $         -       $        -          $        -
  (inception)

 Capital contributions                                  1,309,280                -           1,309,280

 Net loss                                                       -         (545,799)           (545,799)
                                                      -----------       ----------          ----------

 Balance at December 31, 2001                         $ 1,309,280       $ (545,799)         $  763,481
                                                      ===========       ==========          ==========

See accompanying independent auditors' report and notes to financial statements.

                               SVPC PARTNERS, LLC

                             STATEMENT OF CASH FLOWS

                          PERIOD FROM JANUARY 12, 2001
                        (INCEPTION) TO DECEMBER 31, 2001


 Cash flows provided by (used for) operating activities:
    Net loss                                                                                $ (545,799)
                                                                                            ----------
    Adjustments to reconcile net income to net cash
       provided by (used for) operating activities:
          Depreciation and amortization                                                        207,765
          Bad debt                                                                              20,000
          Loan fees to lender                                                                  100,000
    Changes in assets and liabilities:
       (Increase) decrease in assets
          Accounts receivable                                                                  (82,428)
          Inventories                                                                          (42,645)
          Other current assets                                                                  33,875
          Other assets                                                                          (8,552)
       Increase (decrease) in liabilities
        Accounts payable and accrued expenses                                                  236,474
                                                                                            ----------
             Total adjustments                                                                 464,489
                                                                                            ----------

             Net cash used by operating activities                                             (81,310)
                                                                                            ----------
Cash flows provided by (used for) investing activities:
    Purchases of assets pursuant to purchase agreement
     dated June 19, 2001                                                                      (914,970)
    Purchases of fixed assets                                                                  (22,794)
                                                                                            ----------

             Net cash used by investing activities                                            (937,764)
                                                                                            ----------
Cash flows provided by (used for) financing activities:
    Principal proceeds from loans, member                                                       10,000
    Payments on loans and notes payable                                                       (119,760)
    Payments on long-term debt                                                                 (46,604)
    Payments on capital lease obligation                                                       (40,401)
    Proceeds from contributions by members                                                   1,244,086
                                                                                            ----------


             Net cash provided by financing activities                                       1,047,321
                                                                                            ----------

 Net increase (decrease) in cash                                                                28,247
 Cash, beginning of year                                                                             -
                                                                                            ----------

 Cash, end of year                                                                          $   28,247
                                                                                            ----------


See accompanying independent auditors' report and notes to financial statements.

                               SVPC PARTNERS, LLC

                          PERIOD FROM JANUARY 12, 2001
                        (INCEPTION) TO DECEMBER 31, 2001



 Supplemental disclosure of cash flow information:
   Interest paid                                                                            $  130,194
                                                                                            ==========

   Income tax paid                                                                          $      800
                                                                                            ==========

 Non cash activities:
   Loans and notes payable incurred for purchase of property
     and equipment                                                                          $  175,000
                                                                                            ==========

   Long-term debt incurred for purchase of property
     and equipment                                                                          $  366,500
                                                                                            ==========

   Capital lease obligations incurred for purchase of property
     and equipment                                                                          $  550,000
                                                                                            ==========


   Loan payable incurred for purchase of assets                                             $3,269,927
                                                                                            ==========


   Member contributions of intangible assets in exchange for
     the Company's interest                                                                 $   65,194
                                                                                            ==========

See accompanying independent auditors' report and notes to financial statements.

                               SVPC PARTNERS, LLC

                          NOTES TO FINANCIAL STATEMENTS

                         PERIOD FROM JANUARY (INCEPTION)
                              TO DECEMBER 31, 2001


(1)      Summary of Significant Accounting Policies:

         Business Activity:

                  SVPC Partners, LLC (the "Company") was formed on January 12, 2001, as a Delaware limited liability company, with its principal office in Santa Clara, California. On July 16, 2001, the Company purchased a substantial amount of assets and assumed liabilities of a business through the bankruptcy court to commence its operations. Details are summarized in Note 2.

                  The Company manufactures printed circuited boards, with emphasis on time critical production for both prototype and low-to-medium volume orders, in its Santa Clara facilities. Its customers are located throughout the United States with a concentration in California.

         Basis of Presentation:

                  The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern. As of December 31, 2001, the Company has working deficit of $2,788,295.

                  Management plans to take the following steps that it believes will be sufficient to provide the Company with the ability to continue in existence:

                  Management intends to merge with an affiliate and to raise financing through the sale of its stock on the public market through a reverse merger. Management believes that with this financing, the Company will be able to generate additional funding that will allow the Company to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of the uncertainty.

         Use of Estimates:

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         Revenue Recognition:

                  Revenues are recorded when products are shipped to customers. Provisions for discounts to customers, estimated returns and allowances, and other adjustments are provided for in the same period the related revenues are recorded.


See accompanying independent auditors' report.                                7

                               SVPC PARTNERS, LLC

                    PERIOD FROM JANUARY 12, 2001 (INCEPTION)
                              TO DECEMBER 31, 2001


(1)      Summary of Significant Accounting Policies, Continued:

         Cash and Cash Equivalents:

                  For purposes of the statement of cash flows, cash equivalents include all highly liquid debt instruments with original maturities of three months or less which are not securing any corporate obligations. The Company had no cash equivalents at December 31, 2001.

         Factor and Accounts Receivable:

                  The Company provides an allowance for doubtful accounts equal to the estimated uncollectible amounts. The Company's estimate is based on historical collection experience and a review of the current status of trade accounts receivable. It is reasonably possible that the Company's estimate of the allowance for doubtful accounts will change. Accounts receivable are presented net of an allowance for doubtful accounts of $20,000 at December 31, 2001.

         Inventories:

                  Inventories are stated at the lower of cost (first-in, first-out basis) or market (net realizable value).

         Property, Plant and Equipment:

                  Property, plant, and equipment are valued at cost. Depreciation and amortization are provided over the estimated useful lives of three to fifteen years using the straight-line method. Leasehold improvements are amortized on a straight-line basis over the lease term.

                  The estimated service lives of property, plant and equipment are as follows:

                           Automobile                                   5 years
                           Office equipment                             7 years
                           Buildings                                   15 years
                           Production equipment                         7 years
                           Leasehold improvement                        3 years
                           Software                                     3 years

         Intangible Assets:

                  Customer list represents the customer accounts acquired, which is amortized on a straight-line basis over a period of five years commencing on the date of the acquisition. Accumulated amortization was $6,549 at December 31, 2001.



See accompanying independent auditors' report.                                8

                               SVPC PARTNERS, LLC

                    PERIOD FROM JANUARY 12, 2001 (INCEPTION)
                              TO DECEMBER 31, 2001


(1)      Summary of Significant Accounting Policies, Continued:

         Long-Lived Assets:

                  In accordance with SFAS 121 "Accounting For The Impairment of Long-Lived Assets and For Long-Lived Assets to Be Disposed Of," long-lived assets to be held and used are analyzed for impairment whenever events or changes in circumstances indicate that the related carrying amounts may not be recoverable. The Company evaluates at each balance sheet date whether events and circumstances have occurred that indicate possible impairment. If there are indications of impairment, the Company uses future undiscounted cash flows of the related asset or asset grouping over the remaining life in measuring whether the assets are recoverable. In the event such cash flows are not expected to be sufficient to recover the recorded asset values, the assets are written down to their estimated fair value. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value of the asset less cost to sell.

         Advertising:

                  The Company expenses advertising costs when incurred. Advertising expense totaled $13,182 for the period ended December 31, 2001.

         Income Taxes:

                  The Company was formed as a limited liability company. Under the Internal Revenue provisions, the members are liable for income tax on their respective shares of the Company's taxable income. In addition, the Company is subject to an $800 annual tax for California and a fee based on the Company's annual revenues. The fee ranges from $900 to $11,790, depending on the revenues. The fee the Company is subject to pay is $6,000 for the period ended December 31, 2001.

         Fair Value of Financial Instruments:

                  The carrying amount of the Company's cash and cash equivalents, accounts receivable, notes payable, accounts payable and accrued expenses, none of which is held for trading, approximates their estimated fair values due to the short-term maturities of those financial instruments.

         Comprehensive Income:

                  SFAS No. 130, "Reporting Comprehensive Income," establishes standards for the reporting and display of comprehensive income and its components in the financial statements. As of December 31, 2001, the Company has no items that represent other comprehensive income and, therefore, has not included a schedule of comprehensive income in the financial statements.



See accompanying independent auditors' report.                                9

                               SVPC PARTNERS, LLC

                    PERIOD FROM JANUARY 12, 2001 (INCEPTION)
                              TO DECEMBER 31, 2001


(1)      Summary of Significant Accounting Policies, Continued:

         Segment Reporting:

                  Based on the Company's integration and management strategies, the Company operated in a single business segment. For the period ended December 31, 2001, all revenues have been derived from domestic operations.

         New Accounting Pronouncements:

                  In July 2001, the FASB issued SFAS No. 141 "Business Combinations." SFAS No. 141 supersedes Accounting Principles Board ("APB") No. 16 and requires that any business combinations initiated after June 30, 2001 be accounted for as a purchase, therefore, eliminating the pooling-of-interest method defined in APB 16. The statement is effective for any business combination initiated after June 30, 2001, and shall apply to all business combinations accounted for by the purchase method for which the date of acquisition is July 1, 2001 or later. The adoption of this statement did not have a material impact to the Company's financial position or results of operations since the Company has not participated in such activities covered under this pronouncement.

                  In July 2001, the FASB issued SFAS No. 142, "Goodwill and Other Intangibles." SFAS No. 142 addresses the initial recognition, measurement and amortization of intangible assets acquired individually or with a group of other assets (but not those acquired in a business combination), and addresses the amortization provisions for excess cost over fair value of net assets acquired or intangibles acquired in a business combination. The statement is effective for fiscal years beginning after December 15, 2001, and is effective July 1, 2001 for any intangibles acquired in a business combination initiated after June 30, 2001. The Company does not expect the adoption to have a material impact on the Company's financial position or results of operations.

                  In October 2001, the FASB issued SFAS No. 143, "Accounting for Asset Retirement Obligations," which requires companies to record the fair value of a liability for asset retirement obligations in the period in which they are incurred. The statement applies to a company's legal obligations associated with the retirement of a tangible long-lived asset that results from the acquisition, construction, and development or through the normal operation of a long-lived asset. When a liability is initially recorded, the company would capitalize the cost, thereby increasing the carrying amount of the related asset. The capitalized asset retirement cost is depreciated over the life of the respective asset while the liability is accreted to its present value. Upon settlement of the liability, the obligation is settled at its recorded amount or the company incurs a gain or loss. The statement is effective for fiscal years beginning after June 30, 2002. The Company does not expect the adoption to have a material impact to the Company's financial position or results of operations.


See accompanying independent auditors' report.                                10

                               SVPC PARTNERS, LLC

                    PERIOD FROM JANUARY 12, 2001 (INCEPTION)
                              TO DECEMBER 31, 2001


(1)      Summary of Significant Accounting Policies, Continued:

         New Accounting Pronouncements, Continued:

                  In October 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." Statement 144 addresses the accounting and reporting for the impairment or disposal of long-lived assets. The statement provides a single accounting model for long-lived assets to be disposed of. New criteria must be met to classify the asset as an asset held-for-sale. This statement also focuses on reporting the effects of a disposal of a segment of a business. This statement is effective for fiscal years beginning after December 15, 2001. The Company does not expect the adoption to have a material impact to the Company's financial position or results of operations.

(2)      Business Purchase:

         On July 16, 2001, the Company purchased a substantial amount of assets and assumed liabilities of SVPC Circuit System, Inc. (Circuit System), a manufacturer of printed circuited boards, through the bankruptcy court. The Company continued Circuit System's core business after the acquisition. The purchase constitutes a business acquisition and was accounted for using the purchase method of accounting. Accordingly, the operating results of this acquired business, SVPC Circuit System, Inc., have been included in the accompanying financial statements since the date of the acquisition. The total purchase price of $5,786,397 was allocated among assets acquired and liabilities assumed based on their estimated fair values at the date of purchase.

         The Company acquired Circuit System through cash payments of $914,970 and other short-term and long-term loans totaling $4,871,427.

         Assets and liabilities are recorded at their fair values. Accounts receivable, other current assets, other assets, accounts payable and accrued expenses are recorded at the carrying values from Circuit System, which approximate the fair values. Inventories were valued based on the carrying values less the reduction of inventory values due to obsolescence. Land and buildings are based on the amounts stated in the appraisal. Remaining purchase price was assigned to property and equipment, which approximates fair value based on the management's assessment.

         The following table presents the allocation of the purchase price to the assets acquired and liabilities assumed:

        Accounts receivable, net                                 $    1,435,909
        Inventories                                                     335,845
        Other current assets                                            181,533
        Land and buildings                                            1,900,000
        Property and equipment                                        2,271,435
        Other assets                                                     15,225
        Accounts payable and accrued expenses                          (353,550)
                                                                 --------------

        Purchase price                                           $    5,786,397
                                                                 ==============


See accompanying independent auditors' report.                                11

                               SVPC PARTNERS, LLC

                    PERIOD FROM JANUARY 12, 2001 (INCEPTION)
                              TO DECEMBER 31, 2001


(3)      Factor Accounts Receivable and Factoring Agreement:

         Pursuant to a factoring agreement, Oxford Capital Illinois LLC acts as the Company's factor for the majority of its receivables, which are assigned on a pre-approved basis. Under the agreement, advances to the Company are subject to recourse for accounts remain unpaid 90 days after the assignment to Oxford. The advances for factored receivables are limited to 85% of the factored receivable assigned. At December 31, 2001, the factoring charge amounted to 0.4% of the face amount of receivables assigned.

         A summary of the receivable at December 31, 2001 is as follows:

        Receivables assigned to factor                            $   1,065,075
        Advances from factor                                           (406,532)
                                                                  -------------
        Amounts due from factor                                         658,543
        Allowance for doubtful account                                  (10,000)
                                                                  -------------
                                                                  $     648,543
                                                                  =============


(4)      Inventories:

         Inventories consist of the following:

                Raw materials                                     $     260,949
                Work in process                                         117,541
                                                                  -------------
                                                                  $     378,490
                                                                  =============

(5)      Property, Plant and Equipment:

         A summary is as follows:

               Automobile                                         $      10,984
               Office equipment                                          16,421
               Land and buildings                                     1,900,000
               Production equipment                                   2,330,277
               Leasehold improvement                                     17,280
               Software                                                   5,936
                                                                  -------------

                                                                      4,280,898
               Less accumulated depreciation and amortization           201,216
                                                                  -------------

                                                                  $   4,079,682
                                                                   ============

         Depreciation and amortization expense for property, equipment, and improvements amounted to $201,216 period ended December 31, 2001.

See accompanying independent auditors' report.                                12

                               SVPC PARTNERS, LLC

                    PERIOD FROM JANUARY 12, 2001 (INCEPTION)
                              TO DECEMBER 31, 2001


(6)      Intangible Assets:

         A summary is as follows:

               Customer list                                      $      65,194
               Less accumulated amortization                              6,549
                                                                  -------------

                                                                  $      58,645
                                                                  =============

         Amortization expense for intangible assets amounted to $6,549 for the year ended December 31, 2001.

(7)      Loans and Notes Payable:

         The Company has a term loan related to the acquisition of Circuit System. The loan originally matured on November 15, 2001, and was extended to January 14, 2002. In January 2002, this loan was extended to July 15, 2002 and extended again to September 15, 2002. Beginning January 15, 2002, the Company was required to make monthly payments of $25,000. This term loan bears interest at 2% over prime and is secured by (i) all intangible assets; (ii) equipment excluding those under financing or lease arrangements; (iii) investment properties including the shopping center owned by Ohio Investors of Wisconsin, an affiliate of the Company; (iv) cash in bank; and (v) California real properties including all property improvements. As of December 31, 2001, the unpaid balance of this loan was $3,343,500.

         The Company has an unsecured loan payable to a member of the Company. The loan bears interest of 10% per annum and is due on demand. As of December 31, 2001, the balance of this loan was $10,000.

         The Company has an outstanding note payable related to an equipment purchase. This note bears interest at 6.25% and is secured by production equipment. The Company is required to make monthly payments of $12,396, including interest, through July 2002. As of December 31, 2001, the remaining unpaid balance of this note was $81,667.


(8)      Long-Term Debt:

         A summary is as follows:

              Unsecured 6.25% note payable to a
              financing company, payable in monthly
              installments of $11,133, including
              interest, through May 2003                          $      319,896

                Less current maturities                                  116,914
                                                                  --------------

                                                                  $      202,982
                                                                  ==============


See accompanying independent auditors' report.                               13

                               SVPC PARTNERS, LLC

                    PERIOD FROM JANUARY 12, 2001 (INCEPTION)
                              TO DECEMBER 31, 2001


(8)      Long-Term Debt, Continued:

         A summary of the maturities of long-term debt at December 31, 2001 follows:

              Year ending December 31,
                  2002                                            $     116,914
                  2003                                                  124,434
                  2004                                                   78,548
                  Thereafter                                                  -
                                                                  -------------

                                                                  $     319,896
                                                                  =============

(9)      Obligations Under Capital Leases:

         The following is a schedule by years of future minimum lease payments required under capital lease obligations together with the present value of the net minimum lease payments as of December 31, 2001:

              Year ending December 31,
                  2002                                            $     137,005
                  2003                                                  137,005
                  2004                                                  137,005
                  2005                                                  137,005
                  2006                                                   51,325
                  Thereafter                                                  -
                                                                  -------------

              Total minimum lease payments                              599,345
              Less amounts representing interest                         89,746
                                                                  -------------

              Present value of net minimum lease payments               509,599
              Less current portion                                      102,253
                                                                  -------------

                                                                  $     407,346
                                                                  =============


         The cost of property and equipment under capitalized lease obligations was $550,000 with related accumulated depreciation and amortization of $39,286.


(10)     Retirement Plan:

         The Company sponsors a 401(k) plan for the benefits of employees who have completed at least 12 months of service and are at least 21 years of age. The Company's management determines, at its discretion, the annual and matching contribution. The Company did not make any contribution to the Plan for the period ended December 31, 2001.


See accompanying independent auditors' report.                               14

                               SVPC PARTNERS, LLC

                    PERIOD FROM JANUARY 12, 2001 (INCEPTION)
                              TO DECEMBER 31, 2001


(11)     Commitments:

         The Company leases its facility from a leasing company. The following is a schedule by years of future minimum rental payments required under operating leases that have noncancellable lease terms in excess of one year as of December 31, 2001:

                                       Real estate       Other          Total
                                       -----------       -----          -----
           Year ending December 31,
               2002                    $  182,700    $        -      $  182,700
               2003                       182,700             -         182,700
               2004                       182,700             -         182,700
               2005                        76,125             -          76,125
               Thereafter                       -             -               -
                                       ----------    ----------      ----------

                          Total        $  624,225    $        -      $  624,225
                                       ==========    ==========      ==========

         All leases expire prior to June 2005. Real estate taxes, insurance, and maintenance expenses are obligations of the Company. Rent expense for the period ended December 31, 2001 totaled $92,915.

         In May 2001, the Company entered into a consulting agreement with a related party. Under the agreement, this related party will provide consulting service to the Company and will receive $9,000 monthly consulting fees. The agreement expires in April 2003. During 2001, the Company accrued and paid $45,000 of consulting fees to this related party.

         In July 2001, the Company entered into an employment agreement with an employee. Under the agreement, the Company will pay this employee base salary plus bonuses, which are based on monthly sales. In addition, the Company has given 5% of the Company's interest for the customers this employee contributed to the Company. This agreement expires in July 2006.

         In July 2001, the Company entered an employment agreement with an employee. Under the agreement, the Company will pay this employee base salary. In addition, the Company has given 5% of the Company's interest as compensation. This agreement expires in July 2006.

(12)     Concentrations:

         One customer accounted for approximately 10% of the Company's revenues for 2001. At December 31, 2001, accounts receivable included outstanding balance of $176,690 from this customer.

         Three vendors accounted for approximately 66% of the Company's purchases for 2001. At December 31, 2001, accounts payable included outstanding balance of $95,237 owed to these three vendors.


See accompanying independent auditors' report.                               15

                               SVPC PARTNERS, LLC

                    PERIOD FROM JANUARY 12, 2001 (INCEPTION)
                              TO DECEMBER 31, 2001


         (13)     Subsequent Events:

         In August 2002, Titan EMS, Inc. (Titan), an affiliated company, entered into discussions with the Company of acquiring substantially all assets and assumed substantially all liabilities, except for the real estates with a cost of $1.9 million and related secured loans of approximately $3.3 million at December 31, 2001. In exchange for this, Titan will issue to SVPC partners of 800,000 shares of Titan's common stock. Ohio Investors, an affiliated company, pledged as collateral, certain real estate assets to secure the loan and obtain a release from the Bank's secured position in certain equipment. Additionally, the Company paid down $250,000 of the loan as part of this agreement.

         On July 3, 2002, Ventures-National, Inc. (Ventures) entered into a Letter of Intent with Titan, to exchange its shares for Titan's common stock. Under the agreement, Ventures will issue 6,780,490 shares in exchange for the issued and outstanding common stock of Titan. The stockholders of Titan will receive one share of the common stock of Ventures for each share of Titan's common stock they owned immediately prior to the closing of the transaction. This transaction will be treated as a reverse merger with the shareholders of Titan as the controlling shareholders after the exchange of shares and accordingly, Titan will be treated as the acquirer for accounting purposes.


See accompanying independent auditors' report.                               16